UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2008

RENOVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50564	94-3353740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive

San Francisco, California 94080

(Address of Principal Executive Offices)

(650) 266-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 7, 2008, Evotec AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany (“Evotec”), filed a Registration Statement on Form F-4 for the registration with the Securities and Exchange Commission (the “SEC”) of its ordinary shares to be issued in connection with the proposed merger of Evotec and Renovis, Inc., a Delaware corporation (“Renovis”). These shares will underlie the Evotec AG American Depository Shares, or ADSs, that Renovis stockholders are to receive in connection with the proposed merger. JPMorgan Chase Bank, N.A., as depositary, will issue the ADSs. Renovis currently expects that the transaction will close during the first half of 2008, subject to the approval of Renovis’s stockholders, approval of Evotec’s NASDAQ listing and antitrust regulatory clearance, as well as other customary closing conditions.

Additional information about the transaction

The Registration Statement on Form F-4 filed by Evotec on January 7, 2008 includes as an exhibit the Agreement and Plan of Merger between Evotec and Renovis. Evotec and Renovis expect to mail a joint proxy statement/prospectus, which forms part of the Registration Statement on Form F-4, to shareholders of Renovis in connection with the proposed merger. This document will contain important information about the merger and should be read before any decision is made with respect to the merger. Investors and stockholders will be able to obtain free copies of this document and any other documents filed or furnished by Evotec or Renovis through the website maintained by the SEC at www.sec.gov. Free copies of these documents may also be obtained from Evotec, by directing a request to Evotec’s Investor Relations department at Schnackenburgallee 114, 22525 Hamburg, Germany, or from Renovis, by directing a request to Renovis’s Investor Relations department at Two Corporate Drive, South San Francisco, California 94080. In addition to the documents referenced above, Renovis files or furnishes annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed or furnished by Renovis at the SEC’s Public Reference Room at Station Place, 100 F Street, N.E., Washington, D.C. 20549. You may request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the Public Reference Room. Renovis’s SEC filings are also available to the public at the SEC’s web site at www.sec.gov, or at Renovis’s web site at www.renovis.com.

Forward-Looking Statements

This communication contains certain forward-looking statements. These forward-looking statements, which may include, but are not limited to, statements concerning the anticipated timing of the closing of the transaction, are based on management’s current expectations and estimates and involve risks and uncertainties that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements.

Factors that could cause or contribute to such differences may include, but are not limited to, the risk that the conditions to closing the transaction, including those relating to the required regulatory clearances, might not be satisfied in a timely manner or at all, risks relating to the integration of the technologies and businesses of Evotec and Renovis, unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, conditions of the economy and other factors described in the Registration Statement on Form F-4 filed with the SEC by Evotec and the most recent reports on Form 10-K, Form 10-Q, Form 8-K and other documents filed by Renovis with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVIS, INC.

Date: January 10, 2008	By:	/s/ Jeffrey Farrow
	Name:	Jeffrey Farrow
	Title:	Vice President, Finance, and Chief Accounting Officer